Exhibit 99.1

 Investor Presentation  October, 2022

 Forward Looking Statements  This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to certain current and future events and financial performance. Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Such forward-looking statements, include, without limitation, any statements regarding expected benefits of the transaction and its impact on the Company, expected sales, marketing and other synergies of the combined company, cost savings opportunities, cross-selling opportunities, new revenue channels and product lines, the Company’s pro forma sales coverage and organization, sales force growth, international market opportunities and sales model, and growth strategy. Words such as “expects,” “anticipates,” “projects,” “intends,” “plans,” “believes,” “estimates,” variations of such words, and similar expressions are also intended to identify such forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company’s ability to control. Actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, without limitation, risks associated with the Company’s ability to successfully integrate the UltraMist business, that the transaction may not result in the expected benefits to the Company, risks associated with the regulatory approval and marketing of the Company’s product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company’s ability to manage its capital resource issues, competition, and other factors discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

 Introduction  2 FDA Approved Products:  SANUWAVE is a commercial stage medical device company in the $45 billion US wound care space  Wound care is undergoing a major transition to evidence based medicine  This transition is being driven by payors who have assessed efficacy and restructured reimbursement  These changes have de-emphasized skin substitutes and grafts and improved payouts for directed energy treatments  This favors SANUWAVE’s product portfolio for device and consumable sales  Strong and broad IP portfolio with many applications outside wound care  Rapid growth despite supply constraint  New funding will allow for increases in production to serve customers and accelerate growth  Transitioning to profitability  Seek to uplist to NASDAQ H1 2023  UltraMIST  dermaPACE  3

4

Market Opportunity

Growth Drivers

- Centers for Medicare and Medicaid Services (CMS) and commercial providers increasingly classifying regenerative technology products as medically necessary
- **Aging** population
- Increase in obesity, diabetes, cancers and autoimmune disorders
- Trend to move "care to the edge" and away from hospital settings

1) Rice et al. Diabetes care 2014;37.
2) 651-658. 2Rice et. al J Med Econ 2014;17 (5): 347-356.
3) (National Pressure Ulcer Advisory Panel (NPUAP).

~$18 Billion
Venous Leg Ulcers (VLUs)[2]
Annual treatment costs
Inpatient only, all payers


Targeting a
~$45 Billion Market
in the US
Estimated Annual Wound Care Costs in the United States

~$12 Billion
Pressure Ulcers (PUs)[3]
Annual treatment costs
Inpatient only, all payers

~$15 Billion
Diabetic Foot Ulcers (DFUs)[1]
Annual treatment costs
All care settings, all payers

Treatment Opportunity in the U.S.

2,200	10,000	15,000	28,900
Wound care centers	Physician offices	Skilled nursing facilities	Assisted living facilities

 Transition to Evidence Based Medicine  The Wound Care Market is Transitioning   to Evidence Based Medicine   1. “Noncontact low-frequency ultrasound therapy in the treatment of chronic wounds: A meta-analysis,” 2011 Driver et al   Improved Outcomes  Clinical Evidence  Improved Reimbursement  Increased Usage  Concerns about the efficacy of several common treatment practices such as skin substitutes, grafts, and hyperbaric have led to payor reassessment of reimbursement.  In meta study (Driver et al) non-contact low frequency ultrasound showed 72% greater healing rate at 12 weeks than standard of care.1  Reducing or terminating reimbursement for numerous modalities.  Increased reimbursement for energy-based treatments  UltraMIST is the only energy product that currently qualifies for a schedule one code.

6

SANUWAVE Advantage

UltraMIST


UltraMIST

931 ACTIVE UNITS IN FIELD

dermaPACE


dermaPACE
SANUWAVE

52 ACTIVE UNITS IN FIELD

The only 2 FDA approved directed energy devices for wound healing have been consolidated into **SANUWAVE**

- Both units have established reimbursement and CPT codes
- Strong IP protection: 65 (UltraMIST) and 100+ (DermaPACE) US and international patents granted and filed covering method of use and use in specific indications related to advanced wound care.

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UltraMIST® Therapy System

- A low-frequency, non-contact ultrasound energy delivered through a fluid mist
- Device never touches the wound surface making it pain-free
- Promotes wound healing below the surface by modulating cell membranes to drive increased blood flow and capillary formation.
- Enhances macrophage mediated VEGF and PDGF release to enhance removal of damaged tissue by neutrophils.
- Reduces pro-inflammatory cytokines
- Kills bacteria by lysing cell walls.
- 3 to 20 minute treatment time with simple, self-contained system
- Highly portable: weighs only 7 pounds.

95% of current SANUWAVE revenues are UltraMIST



UltraMIST®

Indications for use

FDA Approved

- Diabetic Foot Ulcers
- Pressure Ulcers
- Venous Leg Ulcers
- Deep Tissue Pressure Injuries
- Surgical Wounds

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dermaPACE® System

- Non-invasive acoustic wave device utilizing proprietary form of high-energy, focused shockwave technology for the repair and regeneration of skin, musculoskeletal tissue and vascular structures
- Promotes wound healing by increasing capillary perfusion and arteriogenesis.
- Encourages transmission of white cells to wound bed tissue improving healing and reducing inflammation.
- Causes growth factor upregulation.
- Kills bacteria by lysing cell walls.
- 5 to 7 minute treatment time

Great potential for market expansion as data drives wider reimbursement



dermaPACE®

Indications for use

FDA Approved

- Diabetic Foot Ulcers

International

- Diabetic Foot Ulcers
- Post-Operative Wound Healing Defects
- Post-Traumatic Wounds
- Deep-Partial Thickness Burns
- Decubitus Ulcers
- Arterial Leg Ulcers
- Venous Leg Ulcers

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Payor Economics

Cost to Close wound in hospital:

Energy: $4,500[1]

vs

Skin Substitutes: $14.3k[1]

Heal time: 16 weeks drops to 8.2 weeks

Recurrence:

~50% of Diabetic Foot Ulcers recur with standard of care. Energy treatment is cure, not symptom relief.



Wound/Ulcer Progression from Deep Tissue Injury in ICU
UltraMIST vs Standard of Care
UltraMist patients: 80% resolve at Stage 2 or less vs 22% Std of Care <$8k to Treat
Std of care patients: 70% progress to Unstageable or SDTI vs 14% for UltraMist >$129k to Treat
Percentage of treatment group reaching stage before wound resolution
70%
60%
50%
40%
30%
20%
10%
0%
18%
2%
62%
21%
5%
6%
1%
2%
9%
40%
5%
30%
Resolved Spontaneously
Stage 2
Stage 3
Stage 4
Unstageable
SDTI
UltraMist
Standard of Care
Cost to treat:
$8,000
$129,000

Stage 2: partial dermal thickness

Stage 3: full dermal thickness

Stage 4: visible bone, muscle, tendon

Unstageable: full thickness obscured with slough and/or eschar

SDTI: severe sub dermal wound without surface opening

1. Per CMS prices at 8.2 week treatment time
2. Graphic from "Effects of non contact low-frequency ultrasound on healing of suspected deep tissue injury: a retrospective analysis" Jeremy S Honaker et al; Int wound J 2012

  Schedule 1: Reimbursed under CPT code 97610:   “low frequency, non-contact, non-thermal ultrasound, including topical    application(s), when performed, wound assessment, and instruction(s) for    ongoing care, per day”   Schedule 3: Reimbursed under CPT code 0512T   “extracorporeal shockwave for integumentary wound healing, high energy,    including topical application and dressing; initial wound.”   No other approved product currently qualifies for    this code   One of 2 devices that currently qualifies for this code*  Reimbursement = $420-500/procedure in physician office  100% Medicare reimbursement, significant private  Reimbursement = $420 in physician office   ~80% Medicare reimbursement, very little private   Consumable costs = ~$100/procedure   Consumable costs = ~$50/procedure   Can be used by Nurse Practitioner   Can be used by Nurse Practitioner   3 to 20 minute treatment time   5 to 7 minute treatment time   ~85 procedures to pay for device   ~128 procedures to pay for device  * Other device is TRT ortho gold.   Doctor Economics  dermaPACE  UltraMIST

 dermaPACE  Unit   Price   $47,500  Applicators  Per Patient  Price   $37.50  Wound Kit (Sleeves & Gel)  Single Use kits  Price   $10.40  UltraMIST  Unit   Price   $30,000  Applicators  Single Use  Price   $101.16  TOTAL   ESTIMATED GROSS MARGIN:  * Pricing reflects manufacturer's suggested retail price (MSRP)  75%  Unit Economics  11

 6/30/2021  3/30/2022  6/30/2022  Quarter Variation March-June 2022  YTD Variation   2021-2022  *Trials  44  66  94  42%  +113%  Trial value  $1,510,000  $1,922,500  $3,133,380  63%  +108%  W2 sales reps  15  12  10  *Awaiting Trial  0  -  96  Value Potential  0  -  $3,009,000  Backlog  94  An increase of 113% year-over-year.  Manufacturing Capacity  SANUWAVE has been capital and production constrained. August 2022 funding alleviates this.  Q2 was 110% of manufacturing capacity  Move manufacturing to Minnesota  Move to Dual Source  Expand unit production capacity from 240 to 600 over next 12 months  Expand consumables production capacity from 5,400 applicators/wk to 24,000 applicators/wk over next 12 months  Meet existing backlog and support an increase in sales outreach.

 Company Financials  Q2 2021  Q1 2022  Q2 2022  YoY growth   REVENUE  $2.9mm  $3.2mm  $3.9mm  +34%   GROSS MARGIN  64%  72%  72%  +800bp   OPERATING INCOME  - $4.1mm  - $1.9mm  - $2.2mm*  46% reduction in loss  *includes ~$1mm in one-time costs from audit compliance, consultants, relocation, and system upgrades   2022 REVENUE GUIDANCE: $18 Million (vs $13 Million 2021, +39%)   Unbounded Upside: 1% market share in US wound market = $450 million   Break Even  $2.1mm/mo  Gross Margin  72%  Opex  $1.5mm/mo

 Wound care is undergoing a payor led shift to evidence based medicine and reimbursement.   This has aligned incentives for Patients, Payors, and Providers.  SANUWAVE is in a prime position to benefit:  Approved products protected by strong IP  Strong existing reimbursement with room to improve  Strong, focused sales force  Now able to meet demand with expanded manufacturing  Summary  Rapid growth poised to accelerate and bring company to profitability.

 Appendix

 Cosmetic/Aesthetic: (UM/DP)  Scar treatment, post surgical, C-section  Acne  Post Laser peel, Inflamation reduction from facials  Applications Outside of Wound Care  GI Lesions  Cardiovascular  Orthopedic: (DP)  Joint pain, deep tissue, chiropractic   Men’s Health: (DP)  Treatment of ED

 Kevin A. Richardson, II  CEO  Kevin A. Richardson, II, joined SANUWAVE as chairman of the board of directors in August of 2005 and CEO in 2018. The previous year, he founded Prides Capital LLC and Prides Capital Partners LLC, where he is the managing director. From 1999 to 2003, Richardson was a partner at Blum Capital Partners, a $2.5 billion investment firm, where he was the lead public partner on 18 investments. Prior to Blum Capital, he worked with Tudor Investment Corporation and Fidelity Management and Research, where he managed funds in aerospace and defense and performed research in a variety of technical, financial, healthcare, and IT industries. Richardson is also on the boards of publicly traded multichannel distributor As Seen On TV, Inc., and travel technology company Pegasus Solutions. Previously, he served on the boards of Healthtronics and QC Holdings. Richardson received an undergraduate degree from Babson College and an MBA from Kenan-Flagler Business School at the University of North Carolina.  Management   Team  Pete Stegagno Chief Operation Officer  Peter Stegagno joined SANUWAVE® as Vice President, Operations in March 2006. Stegagno has nearly 30 years of experience in the medical device market, encompassing manufacturing, design and development, quality assurance and international, and domestic regulatory affairs. He has been instrumental in the development and deployment of international operational processes for leading medical device companies.  Prior to joining SANUWAVE, Stegagno served as Vice President of Quality and Regulatory Affairs for Elekta and director level roles in medical device companies including Genzyme Biosurgery. Before focusing on the medical field, he enjoyed a successful career in production roles in the space industry, including avionics guidance systems for military applications and control computers for the space shuttle. Stegagno graduated from Tufts University with a B.S. degree in Chemical Engineering.  Toni Rinow, Ph.D. MBA Chief Financial Officer  Dr. Toni Rinow joined SANUWAVE® as Chief Financial Officer in August, 2022. Dr. Rinow is a transformational finance and business leader with over 20 years of experience and a proven track record in international corporate development. Prior to joining SANUWAVE Toni served in a NASDAQ traded wellness company raising over $130 million in capital expansion financing and executed acquisitions securing a Morgan Stanley capital-backed portfolio. Toni led healthcare organizations as General Manager at global nuclear medicine leader Jubilant Draximage Inc and as Chief Operating Officer at Isologic Innovative Radiopharmaceuticals. Her professional career includes leadership roles in both public and private pharmaceutical and healthcare organizations, where she spearheaded acquisitions across Canada, Latin America, Europe, India, and USA and supported the transition of biotechnology companies to an initial public offering. Toni has successfully facilitated the negotiation of international corporate alliances valued at over $100M and overseen a life science investment portfolio with $400M under management. Dr. Rinow holds an MBA and a Master’s in Accounting from McGill University, as well as a chemical engineer degree from ERASMUS European Higher Institute of Chemistry in Strasbourg, France, and a Ph.D. in Biophysics and Chemistry from the University of Montreal. She is trained in artificial intelligence at MIT Massachusetts Institute of Technology. Dr. Rinow believes in giving back to the community and sat on the Board of Directors in several non-for-profit organizations.  Iulian Cioanta, Ph.D. Chief Science and Technology Officer  Dr. Iulian Cioanta joined SANUWAVE® in June 2007 as director of research and development. In 2009, he was promoted to vice president of research and development and, in 2018, to chief science and technology officer.  Prior to joining SANUWAVE, Dr. Cioanta served as business unit manager with Cordis Endovascular, a Johnson & Johnson company; director of development engineering with Kensey Nash Corporation; research manager at ArgoMed Inc., and project manager and scientist with the Institute for the Design of Research Apparatuses. He has 20+ years of experience in the medical device industry.  Dr. Cioanta also worked in academia at Polytechnic University of Bucharest in Romania, Leicester University in the United Kingdom, and Duke University in the United States. He received a B.S. degree in Engineering and Management of Technological Systems and Business Management and an M.S. degree in Engineering and Management of Technological Systems from the Polytechnic University of Bucharest, and he earned his Ph.D. in Biomedical Engineering from Duke University in the field of extracorporeal shockwave lithotripsy.  Jack Schlechtweg Chief Revenue Officer   An award-winning executive who has led sales and marketing teams in the biotech, pharmaceutical and medical device industries for over 15 years, Jack serves as SANUWAVE’s chief revenue officer and vice president of sales. In those roles, Jack not only leads a team of 130 employees and contractors, but also drives revenue growth on a national scale.  Jack has held senior roles at companies such as Celularity, Alliqua, Shire Regenerative Medicine, Accelecare, Organogenesis Inc., and Merck Schering-Plough. He achieved 235% of goal for a startup operation.  Throughout his career, Jack has established relationships with key opinion leaders and led national accounts; throughout, he served as a catalyst for positive change and transformation management. A hands-on executive, Jack recently spearheaded a $24 million asset acquisition. Jack earned his MBA from Southern Connecticut State University as an honors graduate and holds a B.A. from Utica College of Syracuse University.

 165+ patents including broad foundational patents in technology for forming penetrating shockwaves and in medical use cases.  Cover reflector/electrode commination and structure and application to wounds, lungs, bacterial cleansing, and other applications including software, personalized treatment algorithms, and direct consumables links to billing.  Intellectual   Property

 Consumables  Consumables  Active   Accounts  527  Applicators  25.3  Top 100 Accounts  102.0  Remaining Accounts  7.4  Per Account per Month  Per Account per Month  Per Account per Month

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Why use UltraMist vs. dermaPACE?



UltraMIST

- Pain free, contact free
- Treats wound bed
- Treatments 3X/week
- Focus on captive patients, hospital and managed care settings, skilled nursing
- Highly portable device



dermaPACE

- Contact system
- Treats wound bed and deeper peri-wound area around wound bed
- Treatments 1X/week
- Focus on ambulatory treatment, wound centers
- Somewhat portable device *(cart, not carry)*
- Deeper, higher power treatment

The two are complimentary, not competitive. Some sites using both on same patients.

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Advanced Wound Care Continuum

ACUTE WOUND CARE		CHRONIC / ADVANCED WOUND CARE		
Wound Discovery	**Primary Care Physician**	**Specialist Referral**	**Specialist Treatment**	**Wound Closure**
Weeks 1-2	Weeks 2-4	Weeks 3-5	Weeks 4-6	Weeks 5-12+
Home Treatment	**Standard of Care**	**Initial Visit & Treatment**	**Continue Treatment**	**Treatment & Closure**
Self-cleaning and wound dressing	Clinical exam, cleaning, debridement, wound dressing, offload pressure	Diagnostics, debridement, advanced therapy	Physician assessment, advanced therapy	Cleaning, advanced therapy, wound closure
OTC & Prescription cleaners, gels, films, foams, antibiotics	Debridement; Prescription gels, films, foams, antibiotics	Hyperbaric	Hyperbaric; Negative Pressure	Hyperbaric
Wound dressings	Wound dressings; Walking boot	Negative Pressure	Extracellular Matrix	Negative Pressure
Compression		SANUWAVE	SANUWAVE	SANUWAVE

SANUWAVE's ENERGY FIRST products added to standard of care.